Exhibit 32.1

         Certification of Chief Executive Officer of FirstBank NW Corp.
           Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

          In connection with the accompanying Annual Report on Form 10-K of FirstBank NW Corp. ("the Company") for the year ended March 31, 2006 (the "Report"), I, Clyde E. Conklin, Chief Executive Officer of the Company, hereby certify pursuant to 19 U.S.C. Section 1350, as adopted to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          o The Report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

          o The information contained in the Report fairly presents, in all material respects, the Company's financial condition and results of operations.


                                           /s/ CLYDE E. CONKLIN
                                           -------------------------------------
                                           Clyde E. Conklin
                                           President and Chief Executive Officer

Dated:  July 27, 2006